SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                         GRANDSOUTH BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid


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     Fee paid previously with preliminary materials

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.:_________________________

     3)   Filing Party:_________________________________________________________

     4)   Date Filed:___________________________________________________________

                            GrandSouth Bancorporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of GrandSouth Bancorporation will be held at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina, on May 19, 2004, at 5:00 p.m., for the following purposes:

    (1)  To elect seven directors;

    (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 16, 2004, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

    Returning the signed proxy will not prevent you from voting in person if you attend the meeting.

    Enclosed are the Company's 2004 Proxy Statement and the Company's 2003 Annual Report to Shareholders.

                                            By Order of the Board of Directors



April 23, 2004                              Ronald K. Earnest
                                            President

                                 PROXY STATEMENT

                        Annual Meeting of Shareholders of
                            GrandSouth Bancorporation
                         to be held at GrandSouth Bank,
                   381 Halton Road, Greenville, South Carolina
                          on May 19, 2004 at 5:00 p.m.


         This proxy statement is being furnished to shareholders of GrandSouth Bancorporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2004 Annual Meeting of Shareholders and at any adjournment or adjournments thereof. The 2004 Annual Meeting of Shareholders of the Company is to be held on May 19, 2004 at 5:00 p.m. at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina. A Notice of Annual Meeting is attached hereto and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 23, 2004, in connection with the solicitation.

         Solicitation of proxies may be made in person or by mail, or by telephone, telegraph, or other electronic means by directors, officers and regular employees of the Company, who will not be specially compensated in such regard. Brokerage houses, nominees, fiduciaries and other custodians may also be requested to forward solicitation materials to beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the expenses incurred in sending proxy materials to beneficial owners. The Company will bear the costs associated with the solicitation of proxies and other expenses associated with the Annual Meeting of Shareholders.

Purpose of the Meeting

         The purpose of the 2004 Annual Meeting of Shareholders of the Company is to elect seven directors of the Company, and to act upon such other matters as may properly come before the meeting or any adjournment thereof.

Voting Securities and Votes Required for Matters to be Acted Upon

         At the close of business on March 19, 2004, there were outstanding 2,165,970 shares of the Company's common stock, no par value per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on April 16, 2004, shall be entitled to vote at the meeting.

         A majority of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Company common stock voted in favor of the matter exceeds the number of shares of Company common stock voted against the matter.

Proxies

         The accompanying form of proxy is for use at the Annual Meeting of Shareholders of the Company. Please complete and return the form of proxy even if you plan to attend the meeting in person. The proxy may be revoked by a shareholder of record (1) by written notice to Ronald K. Earnest, President, GrandSouth Bancorporation, at any time before it is voted, (2) by submitting a proxy having a later date, (3) by such person's appearing at the meeting and giving notice of revocation to the corporate officers responsible for maintaining the list of shareholders, or (4) by giving notice of such revocation in open meeting of the shareholders. Attendance at the Annual Meeting will not in itself, however, constitute revocation of a proxy. All shares represented by valid proxies received pursuant to this solicitation that are not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted FOR election of the seven director nominees proposed by the Board of Directors of the Company.

         The Board of Directors of the Company is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2005 Annual Meeting of the Company may do so by sending them in writing to Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Such written proposals must be received prior to December 25, 2004, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors may seek discretionary authority to vote on any proposal received after March 9, 2005.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, seven directors are to be elected to hold office until the 2005 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated for re-election to the Board Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett, Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips, each of whom is presently a director of the Company.

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Earnest, H. Garrett, M. Garrett, Gault, Gross, Howard and Phillips. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees, or in the event that any such nominees are not available by reason of any unforeseen contingency, then at the discretion of the proxy holders named herein, FOR the election as directors of any other persons designated by the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The table shows as to each director, his name (and address for the 5% owners) and the number of shares of the Company's common stock owned by him at March 1, 2004. Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power. Other than as set forth below, no persons were known by management to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Commission, of 5% or more of the Company's Common Stock.

NAME                                            NUMBER OF           % SHARES
                                                 SHARES            OUTSTANDING
                                                 ------            -----------

Ronald K. Earnest                              146,216  (1)             6.3%
381 Halton Road
Greenville, S.C.

Harold E. Garrett                               51,582                  2.2%
Fountain Inn, S.C.

Mason Y. Garrett                               199,031  (2)             8.5%
325 South Main Street
Fountain Inn, S.C.

Michael L. Gault                                30,881  (3)             1.4%
Fountain Inn, S.C.

Baety O. Gross, Jr.                             31,000  (4)             1.3%
Simpsonville, S.C.

S. Hunter Howard, Jr.                           12,705                     *
Columbia, S.C.

S. Blanton Phillips                              2,541                     *
Fountain Inn, S.C.

                                              ---------

All Directors and executive
officers as a group
(7 persons)                                    477,956                 21.9%

------------------------------------

*Less than 1%.

(1)  Includes exercisable options for 95,396 shares.
(2) Includes exercisable options for 89,007 shares; 50,820 shares owned by Mr. Garrett's wife; and 7,426 shares held by Mr. Garrett as custodian for his son.
(3) Includes 8,892 shares held by Mr. Gault's spouse and children as to which Mr. Gault disclaims beneficial ownership.
(4) Includes 15,754 shares held by Mr. Gross' spouse and children as to which Mr. Gross disclaims beneficial ownership.

                            MANAGEMENT OF THE COMPANY

Directors

                                       Positions      Director                     Business Experience For
            Name (Age)               With Company      Since (1)                     The Past Five Years
            ----------               ------------      ---------                     -------------------
    Ronald K. Earnest (49)           President and      1998          President and Chief Operating Officer of the Company
                                       Director                       since October 2000; organizer of GrandSouth Bank from
                                                                      March  1998  to  October  2000;   until  March,   1998,
                                                                      President  and  Chief   Executive   Officer,   Anderson
                                                                      National Bank, Anderson, South Carolina.

    Harold E. Garrett (35)             Director         1998          Owner, Garrett's Discount Golf Carts, Fountain Inn,
                                                                      South Carolina

    Mason Y. Garrett (61)          Chairman and Chief   1998          Chairman and Chief Executive Officer of the Company
                                    Executive Officer                 since October 2000; organizer of GrandSouth Bank from
                                                                      March  1998  to  October  2000;   until  March,   1998,
                                                                      President  and Chief  Executive  Officer,  First United
                                                                      Bancorporation, Anderson, South Carolina.

    Michael L. Gault (48)              Director         1998          Owner, Fountain Inn Service Center, Fountain Inn,
                                                                      South Carolina (food mart - service station); Partner,
                                                                      G&K Construction (residential building contractor);
                                                                      Partner, Sentelle & Gault (real estate).

    Baety O. Gross, Jr. (56)           Director         1998          Attorney, Simpsonville, South Carolina.

    S. Hunter Howard, Jr. (51)         Director         2000          President and Chief Executive Officer, South Carolina
                                                                      Chamber of Commerce, Columbia, South Carolina.

    S. Blanton Phillips (35)           Director         2001          President and Chief Operating Officer, S. B. Phillips
                                                                      Company, Inc. since 1996 (temporary staffing agency).
    ------------------------------

(1) Includes service as a director of GrandSouth Bank prior to its acquisition by the Company.

         Harold E. Garrett is the son of Mason Y. Garrett. Otherwise, none of the chief executive officers or director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         The  executive  officers of the Company are Ronald K. Earnest and Mason
Y. Garrett. Information about Messrs. Earnest and Garrett is set forth above under "Directors."

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last fiscal year, ending December 31, 2003, the Board of Directors met 13 times, including regular and special meetings. Each director attended at least 75% of the meetings of the Board and committees of which he was a member held while he was a member of the Board of Directors.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Director Compensation

         Directors received compensation of $400 per meeting of the Board for their service on the Board of Directors in 2003. For 2004, such fees have been increased to $500 per meeting.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with this requirement may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee. No other nominations have been made for the 2004 Annual Meeting.

Audit Committee

         The Board of Directors does not have a separate audit committee. Rather, the entire Board of Directors acts as an audit committee. Not all members of the Board of Directors are independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

Compensation Committee

         The Board of Directors does not have a separate executive  compensation
committee.   Rather,  the  entire  Board  of  Directors  acts  as  an  executive compensation committee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, GrandSouth Bank, 381 Halton Road, Greenville, South Carolina 29607. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to each of the non-employee directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their beneficial ownership of the Company's Common Stock and any changes in beneficial ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2003.

                             MANAGEMENT COMPENSATION

                           Summary Compensation Table

         The following table sets forth information about compensation paid to the chief executive officer and the only other executive officer who earned $100,000 or more during the year ended December 31, 2003.

                                                                                   Number of
                                                                                   Securities
                                                     Annual Compensation(1)        Underlying
                                                     -------------------            Options            All other
     Name and Principal Position          Year         Salary         Bonus        Awarded(2)      Compensation (3)
     ---------------------------          ----         ------         -----        ----------      ----------------

Ronald K. Earnest                         2003       $150,000       $   -0-          $   -0-           $32,159
    President and Chief                   2002        140,000        15,000              -0-            32,250
    Operating Officer                     2001        132,500           -0-           29,329            29,130

Mason Y. Garrett                          2003       $ 77,472       $   -0-          $   -0-            $  -0-
    Chairman of the Board                 2002         88,736           -0-           29,329             2,262
    and Chief Executive Officer           2001        100,000           -0-              -0-             3,000

---------------
(1) The Company provides Mr. Earnest and Mr. Garrett with the use of Company cars for business and personal use. The total of such benefits paid for Mr. Earnest and Mr. Garrett in 2004 was less than the lesser of $50,000 or 10% of his annual salary and bonus payments for each. Mr. Earnest and Mr. Garrett participate in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.

(2)  Adjusted for 10% stock dividend issued in January 2004.
(3) Comprised of 401(K) contributions by the Company for Mr. Garrett; and 401(K) contributions of $3,563 in 2003, $3,318 in 2002 and $4,050 in 2001
     for Mr. Earnest; and Bank-owned life insurance premiums paid by the Company of $28,596 in 2003, $28,932 in 2002, and $25,080 in 2001 for Mr. Earnest.

Stock Option Plan

         The Company maintains a stock option plan for the benefit of directors, officers and employees.

                        Option Grants in Last Fiscal Year

         No options were granted to Mr. Garrett or Mr. Earnest in 2003.

          Option Exercises And Year End Options Outstanding And Values

         The following table presents information about options held by Messrs. Garrett and Earnest at December 31, 2003. No options were exercised by either of these persons in 2003.

                                      Number of Securities                           Value of Unexercised
                                     Underlying Unexercised                              In-the-Money
                                       Options 12/31/03(1)                           Options 12/31/03(2)
          Name                 Exercisable           Unexercisable            Exercisable           Unexercisable
          ----                 -----------           -------------            -----------           -------------
Ronald K. Earnest                95,396                  12,777               $437,088                $54,571
Mason Y. Garrett                 89,007                  19,166               $384,912                $44,521

---------------
(1) The number of shares subject to option and the exercise prices have been adjusted to give effect to the 10% stock dividend issued in January 2004.
(2) Based on a price of $8.60 per share, the most recent price known to management at which the Company's common stock traded. The common stock is not, however, often traded and such price may not be indicative of market value. The exercise price for 76,230 of Mr. Garrett's and 76,230 of Mr. Earnest's exercisable options is $3.94 per share. The exercise price for Mr. Garrett's remaining 12,777 exercisable options is $6.28 per share, and the exercise price for Mr. Earnest's remaining 19,166 exercisable options is $4.33 per share. The exercise prices for Mr. Garrett's and Mr. Earnest's unexercisable options is $6.28 and $4.33, respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2003 was $1,807,980. Loans made to such persons in 2003 totaled $224,969 while repayments in 2003 totaled $300,871.

         Real Estate. The Company leases a lot at the corner of South Main Street and East Knight Street in Fountain Inn, South Carolina. The lot is leased for 20 years for $9,000 a year from Blake P. Garrett, Jr., Trustee, with four five year renewal options. Lease payments are subject to increase to reflect increases in the Consumer Price Index. Blake P. Garrett, Jr., is the brother of Mason Y. Garrett, Chairman of the Board of Directors of the Company. Blake P. Garrett, Jr., is trustee for a partnership which owns the property.

         Since its opening in 1998 until July 2003, the Company operated in a building formerly operated as a branch office by NationsBank in Simpsonville, South Carolina. That office is leased from Blake P. Garrett, Jr., as Trustee for a partnership, for $3,000 per month for 5 years with two five year renewal options. Mason Y. Garrett is a 10.3% partner in the partnership that owns the property. The Company closed the office in July 2003, but its obligations under the lease continue until February, 2006.

         Baety O. Gross, Jr., a director of the Company, from time to time provides legal services to the Company and is expected to continue to do so in the future.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2004. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2003 and 2002, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $21,000 and $25,500 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". Elliott Davis, LLC did not bill the Company for any audit related fees for the years ended December 31, 2002 or 2003.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $3,000 and $3,300 for tax fees.

All Other Fees

         All other fees include fees for all other services other than those reported above. These services included a cost segregation study in 2002. For the year ended December 31, 2002, Elliott Davis, LLC billed the Company $28,000 for all other fees, and did not bill the Company for any other fees for the year ended December 31, 2003.

         In making its decision to recommend ratification of its appointment of Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2003, all audit and permitted non-audit services were pre-approved by the Committee.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2003, free of charge by requesting such form in writing from Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                 REVOCABLE PROXY
 [X] PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                            GRANDSOUTH BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 19, 2004

         J. B. Garrett and Ronald K. Earnest, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 19, 2004, and at any adjournment thereof, as follows:

1.   ELECTION OF          For  [ ]     Withhold  [ ]      For All Except   [ ]
     DIRECTORS

Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett,  Michael L. Gault, Baety
O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.



Please be sure to sign and date                    Date
 this Proxy in the box below.
                                                   ------------------



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Shareholder sign above           Co-holder (if any) sign above